Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Sustainable Equity Portfolio (the “Sustainable Equity Portfolio”)
Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Sustainable Equity Fund (the “Sustainable Equity Fund”)

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Equity Funds, each dated December 18, 2023, and the Statement of Additional Information of the AMT Funds, dated May 1, 2024, each as may be amended and supplemented

Shareholders of the Sustainable Equity Fund and the Sustainable Equity Portfolio (together, the “Funds”) recently approved a change to each Fund from a diversified to a non-diversified fund and to eliminate the related fundamental policy on diversification.

As a result, effective immediately:

1.
The following disclosure is hereby added as the third sentence of the fifth paragraph of the “Principal Investment Strategies” section of the Sustainable Equity Fund’s Summary Prospectuses and Prospectuses.

The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund.
2.
The following risk is hereby added to the “Principal Investment Risks” section of the Sustainable Equity Fund’s Summary Prospectuses and Prospectuses and the “Additional Information about Principal Investment Risks” section of the Fund’s Prospectuses.

Non-Diversified Fund Risk.  The Fund is classified as non-diversified.  As such, the percentage of the Fund’s assets invested in any single issuer, or a few issuers is not limited as much as it is for a Fund classified as diversified.  Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.
3.	The ninth paragraph of the “Investment Information” section of the Sustainable Equity Fund’s Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Each Fund, except Neuberger Berman Real Estate Fund and Neuberger Berman Sustainable Equity Fund, operates as a diversified investment company.  Each of Neuberger Berman Real Estate Fund and Neuberger Berman Sustainable Equity Fund currently operate as a non-diversified investment company.
4.
In the “Investment Policies and Limitations” section of each Fund’s Statement of Additional Information, in the third fundamental policy entitled “Diversification” in the first paragraph, Sustainable Equity Fund and Sustainable Equity Portfolio, as applicable, is added to the list of funds that the policy does not apply to.

5.
In the “Investment Policies and Limitations” section of the Sustainable Equity Fund’s Statement of Additional Information, in the sixth non-fundamental policy entitled “Investments in Any One Issuer” in the first paragraph, Sustainable Equity Fund is added to the list of funds that the policy applies to.

The date of this supplement is May 16, 2024.

Please retain this supplement for future reference.

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